                                                                    EXHIBIT 99.2

                         NOTICE OF GUARANTEED DELIVERY

                                      FOR

                         10 3/4% SENIOR NOTES DUE 2006
                        CLARK MATERIAL HANDLING COMPANY


     As set forth in the Prospectus dated September 18, 1998 (the "Prospectus"), of CLARK MATERIAL HANDLING COMPANY, (the "Company") and in the accompanying Letter of Transmittal and instructions thereto (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Company's offer to exchange (the "Exchange Offer") all of its outstanding 10 3/4% Series C Senior Notes due 2006 (the "Existing Notes") for its 10 3/4% Series D Senior Notes due 2006, which have been registered under the Securities Act of 1933, as amended, if certificates for the Existing Notes are not immediately available or if the Existing Notes, the Letter of Transmittal or any other documents required thereby cannot be delivered to the Exchange Agent, or the procedure for book-entry transfer cannot be completed, prior to 5:00 P.M., New York City time, on the Expiration Date (as defined in the Prospectus), this form may be delivered by an Eligible Institution by hand or transmitted by facsimile transmission, overnight courier or mail to the Exchange Agent as set forth below. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.



THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON OCTOBER 23, 1998, UNLESS THE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF EXISTING NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M. ON THE BUSINESS DAY PRIOR TO THE EXPIRATION DATE.


        TO: UNITED STATES TRUST COMPANY OF NEW YORK, THE EXCHANGE AGENT


             By Registered or Certified Mail:               By Overnight Courier or By Hand After 4:30 PM
         United States Trust Company of New York                   on the Expiration Date Only:
                      P.O. Box 844                             United States Trust Company of New York
                     Cooper Station                                         770 Broadway
              New York, New York 10276-0844                            New York, New York 10003
                                                                 Attention: Corporate Trust Services
                  By Hand Up to 4:30 PM:
         United States Trust Company of New York
                       111 Broadway                                          By Facsimile:
                       Lower Level                               United States Trust Company of New York
                 Corporate Trust Services                                    (212) 780-0582
                 New York, New York 10006                          Attention: Corporate Trust Services


                                                                           Confirm by telephone:
                                                                               (800) 548-6565



     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

     This form is not to be used to guarantee signatures. If a signature on the Letter of Transmittal to be used to tender Existing Notes is required to be guaranteed by an "Eligible Institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the Letter of Transmittal.

Ladies and Gentlemen:

     The undersigned hereby tenders to CLARK MATERIAL HANDLING COMPANY, a Delaware corporation (the "Company"), upon the terms and subject to the conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which is hereby
acknowledged,           (number of Existing Notes) Existing Notes pursuant to
the guaranteed delivery procedures set forth in Instruction 1 of the Letter of Transmittal.

     The undersigned understands that tenders of Existing Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof. The undersigned understand that tenders of Existing Notes pursuant to the Exchange Offer may not be withdrawn after 5:00 p.m., New York City time, on the business day prior to the Expiration Date.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death, incapacity or dissolution of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

            NOTE: SIGNATURES MUST BE PROVIDED WHERE INDICATED BELOW.

Certificate No(s). for Existing Notes (if
  available)                                         Name(s) of Record Holder(s)
-------------------------------------------------    -------------------------------------------------
-------------------------------------------------    -------------------------------------------------
                                                     PLEASE PRINT OR TYPE
Principal Amount of Existing Notes                   Address
                                                     -------------------------------------------------
-------------------------------------------------
                                                     -------------------------------------------------
                                                     Area Code and
                                                     Tel. No.
                                                     -------------------------------------------------
                                                     Signature(s)
                                                     -------------------------------------------------
                                                     Dated:
                                                     -------------------------------------------------
                                                     If Existing Notes will be delivered by book-entry
                                                     transfer at the Depository Trust Company,
                                                     Depository Account No.
                                                     -------------------------------------------------

     This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Existing Notes exactly as its (their) name(s) appear on certificates for Existing Notes or on a security position listing as the owner of Existing Notes, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must provide the following information:

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
--------------------------------------------------------------------------------

Capacity:
--------------------------------------------------------------------------------

Address(es):
--------------------------------------------------------------------------------

                                   GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., or a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), hereby (a) represents that the above named person(s) "own(s)" the Existing Notes tendered hereby within the meaning of Rule 14e-4 under the Exchange Act, (b) represents that such tender of Existing Notes complies with Rule 14e-4 under the Exchange Act and (c) guarantees that delivery to the Exchange Agent of certificates for the Existing Notes tendered hereby, in proper form for transfer (or confirmation of the book-entry transfer of such Existing Notes into the Exchange Agent's Account at the Depository Trust Company, pursuant to the procedures for book-entry transfer set forth in the Prospectus), with delivery of a properly completed and duly executed Letter of Transmittal (or manually signed facsimile thereof) with any required signatures and any other required documents, will he received by the Exchange Agent at one of its addresses set forth above within five business days after the Expiration Date.

     THE UNDERSIGNED ACKNOWLEDGES THAT IT MUST DELIVER THE LETTER OF TRANSMITTAL AND EXISTING NOTES TENDERED HEREBY TO THE EXCHANGE AGENT WITHIN THE TIME PERIOD SET FORTH AND THAT FAILURE TO DO SO COULD RESULT IN FINANCIAL LOSS TO THE UNDERSIGNED.

Name of Firm
-------------------------------------------
                                          --------------------------------------
                                                   Authorized Signature

Address
-------------------------------------------------
                                          Name
                                          --------------------------------------
                                                   Please Print or Type

------------------------------------------------------------
                                          Title
                                          --------------------------------------
               Zip Code

Area Code and Tel. No.
-------------------------------           Date
                                          --------------------------------------

Dated:
------------------, 1998

NOTE: DO NOT SEND EXISTING NOTES WITH THIS FORM; EXISTING NOTES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL SO THAT THEY ARE RECEIVED BY THE EXCHANGE AGENT WITHIN FIVE BUSINESS DAYS AFTER THE EXPIRATION DATE.